SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In February 2017, the Board of Ship Finance declared a dividend of $0.45 per share which was paid in cash on March 30, 2017.

In February 2017, Deep Sea announced the plan to merge with Solstad Offshore ASA and Farstad Shipping ASA. The new listed entity will be called Solstad Farstad ASA, and the transaction is expected to be finalized in the second quarter of 2017. Subject to completion of the merger, a wholly owned subsidiary of Solstad Farstad ASA will be the charter guarantor under our agreements going forward.

In February 2017, Seadrill provided an update on the ongoing restructuring of their company in their fourth quarter earnings release. According to Seadrill, the negotiation of a potential financial restructuring with its secured lending banks, unsecured bondholders, and potential new money investors is continuing. In the event a consensual restructuring agreement is not concluded within certain deadlines, or an agreement to an extension of the deadlines is not reached, Seadrill are also preparing various contingency plans, including potential schemes of arrangement or chapter 11 proceedings. In April 2017, Seadrill announced that they continue to be engaged in ongoing negotiations with their banks, potential new money investors and the advisers to an ad hoc committee of bondholders regarding the terms of a comprehensive restructuring, which may include the infusion of new capital. While no definitive terms have been reached, based on stakeholder and new money investor feedback, as well as Seadrill’s existing leverage, Seadrill currently believes that a comprehensive restructuring plan will require a substantial impairment or conversion of its bonds as well as impairment, losses or substantial dilution for other stakeholders. Seadrill also announced that it expects the implementation of a comprehensive restructuring plan will likely involve schemes of arrangement or chapter 11 proceedings.

In March 2017, the Company delivered the 1998-built VLCC Front Century to an unrelated third party. The sale of the vessel was agreed in November 2016, in combination with a termination of the charter to Frontline upon delivery of the vessel to the new owner. The net sale price for the vessel was approximately $23.8 million, including compensation receivable from Frontline for the early termination of the charter.

In March 2017, SFL Europa was released following its detention in the port of Chittagong, Bangladesh, in November 2016 due to unpaid expenses incurred by the previous charterer, Hanjin Shipping. The vessel is being marketed for a new charter.

In March 2017, we took delivery of the MSC Viviana, a 19,200 TEU container vessel chartered-in on a 15-year bareboat lease. Upon delivery, the vessel commenced a 15-year bareboat charter to MSC.

In April 2017, the jack-up drilling rig Soehanah was redelivered to us from the previous charterer, PT Apexindo Pratama Duta TBK (“Apexindo”), following completion of a special periodic survey. The Company received a $6 million non-amortizing loan note from Apexindo, with a term of approximately six years, which became effective upon the redelivery of the rig to the Company. The rig, which is debt free, is being marketed for new opportunities.